AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2003

                                              SECURITIES ACT FILE NO. 333-101968
                                       INVESTMENT COMPANY ACT FILE NO. 811-21269
=====================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549
                                    ----------------
                                        FORM N-2

                      REGISTRATION STATEMENT UNDER
                       THE SECURITIES ACT OF 1933                           [ ]
                      PRE-EFFECTIVE AMENDMENT NO. 3                         [X]
                     POST-EFFECTIVE AMENDMENT NO. __                        [ ]
                                 AND/OR
                      REGISTRATION STATEMENT UNDER
                   THE INVESTMENT COMPANY ACT OF 1940                       [ ]
                             AMENDMENT NO. 3                                [X]
                    (Check Appropriate Box or Boxes)
                            ----------------


                     EVERGREEN INCOME ADVANTAGE FUND
           (Exact Name of Registrant As Specified in Charter )

                           200 BERKELEY STREET
                          BOSTON, MA 02116-5034
                (Address of Principal Executive Offices)
   Registrant's Telephone Number, including Area Code: (617) 210-3200
                            ----------------
                      THE CORPORATION TRUST COMPANY
                           1209 ORANGE STREET
                             WILMINGTON, DE
                 (Name and Address of Agent for Service)
                          ----------------
                             With copies to:

DAVID C. MAHAFFEY                                 LEONARD B. MACKEY, JR.
SULLIVAN & WORCESTER LLP                CLIFFORD CHANCE US LLP
1666 K STREET, N.W.                                   200 PARK AVENUE
WASHINGTON, D.C.  20006                         NEW YORK, NEW YORK  10166
                                       ----------------





                      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable  after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the offering is [ ]



                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================



     TITLE OF SECURITIES             AMOUNT BEING                 PROPOSED                    PROPOSED                  AMOUNT OF
       BEING REGISTERED               REGISTERED           MAXIMUM OFFERING PRICE              MAXIMUM                REGISTRATION
                                                               PER SHARE (1)                  AGGREGATE                    FEE
                                                                                         OFFERING PRICE (1)

 Common Shares (no par value)
          .............            69,000,000 shares                $15.00                   $1,035,000,000          $84,165(2)


     =====================================================================


     (1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457. Includes shares to be issued pursuant to over-allotment option.

     (2) $2760 of this amount was previously paid for 2,000,000 shares that were registered on December 18, 2002. The remainder was previously paid for an additional 67,000,000 shares that were registered on February 25, 2003. No additional fee is due.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

     The information contained in Part A is hereby incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on February 25, 2003.

     Information to be included in Part B is set forth in Part B to this Registration Statement.

     Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                                              EVERGREEN INCOME ADVANTAGE FUND

                                            STATEMENT OF ADDITIONAL INFORMATION



THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

     Evergreen Income Advantage Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.

     The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.




         TABLE OF CONTENTS

         Fund History...............................................................................3

         Use of Proceeds...........................................................................3

         Investment Objective and Policies......................................................3

         Investment Restrictions.................................................................15

         Management of the Fund...............................................................18

         The Advisor, Administrator and Transfer Agent....................................26

         Portfolio Transactions   ....................................................................30

         Repurchase of Common Shares.........................................................31

         U.S. Federal Income Tax Matters.......................................................33

         Performance-Related, Comparative and Other Information.........................39

         Experts......................................................................................45

         Additional Information....................................................................45

         Financial Statements and Independent Auditors' Report..............................46

         Appendix A--Description of Ratings.................................................A-1



         This Statement of Additional Information is dated             , 2003.

                                      FUND HISTORY

     The Fund is a diversified, closed-end management investment company organized as a statutory trust under the laws of Delaware on December 3, 2002 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this statement of additional information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.


                                 USE OF PROCEEDS

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as soon as practicable after the closing of this offering. However, due to current illiquidity in the high yield debt markets, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in high yield securities.



                       INVESTMENT OBJECTIVE AND POLICIES

     The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Capitalized terms have the meaning defined in the prospectus unless otherwise defined herein.

     Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

         Primary Investments

     Under normal circumstances, the Fund invests at least 80% of its total assets in below investment grade (high yield) debt securities, loans and preferred stocks.

     CORPORATE LOANS AND PARTICIPATIONS. The Fund may invest directly or through a private investment fund in corporate loans or participations in corporate loans (collectively, "corporate loans"). Corporate loans are generally subject to liquidity risks because they are traded in an over-the-counter market.

     Corporate loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, corporate loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

     Although the Fund may invest in corporate loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the corporate loan, the value of the collateral may decline below the principal amount of the corporate loan subsequent to the Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by the Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

     Corporate loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on corporate loans held by the Fund, the Fund could experience a reduction in its income, would experience a decline in the market value of the particular corporate loan so affected, and may experience a decline in the net asset value of its shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a corporate loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio corporate loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the corporate loan as a fraudulent conveyance, the restructuring of the payment obligations under the corporate loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the corporate loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the corporate loan that exceeds the value of the collateral, and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     The Advisor anticipates that investment decisions on corporate loans will be based largely on the credit analysis performed by the Advisor's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The Advisor may also utilize information prepared and supplied by the agent or other lenders. Information about interests in corporate loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other corporate loan participants or agents that originate or administer corporate loans. There can be no assurance that the Advisor's analysis will disclose factors that may impair the value of a corporate loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a corporate loan often is not rated by any rating agency at the time the Fund purchases the corporate loan, rating agencies have become more active in rating an increasing number of corporate loans and at any given time a substantial portion of the corporate loans in the Fund's portfolio may be rated. Although the Advisor may consider such ratings when evaluating a corporate loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a corporate loan is of lesser investment quality. The Fund may invest its assets in corporate loans rated below investment grade or that are unrated but of comparable quality.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of corporate loans in which the Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such corporate loans is significantly decreased, but is not eliminated.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the Fund's obligations. See "Asset Segregation."

     PREFERRED SHARES. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income investments.

     REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS. REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, as a result of an exemptive order received from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

         INTEREST RATE TRANSACTIONS

     Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the
CFTC) or on non-U.S. exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Fund uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Writing Call and Put Options on Securities Indices. The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

     Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase and sell both options that are traded on U.S. and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Advisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Asset Segregation

     The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Advisor will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Downgrades in Fixed Income Debt Securities

     The Advisor does not intend to purchase illiquid or restricted securities (securities that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale) or distressed securities (securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest). However, the Fund is not required to sell or dispose of any debt security that falls into either category subsequent to its purchase.

     If a security held by the Fund subsequently is categorized as illiquid or restricted, the Fund may be unable to quickly resell the security quickly or may be able to sell it only at a price below current market value or could have difficulty valuing this holding precisely. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income may be diminished. Such securities are also subject to uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will be satisfied.

The Advisor's Investment Process

     As discussed in the prospectus, the Fund is managed following a rigorous investment process that emphasizes both quality and value. The research-driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities and involves several steps as detailed below.


     Economic Overview. The Advisor's senior fixed income policy committee examines broad factors in the economic environment, such as interest rate trends, inflation rates, the performance of equity markets and commodity prices. Based on long-term forecasts, the committee provides direction regarding overall trends to the portfolio management team's decisions about portfolio composition.

     Portfolio Strategy. The portfolio management team then reviews specific dynamics affecting the high yield market. The team develops targets for the portfolio's maturity and duration, as well as strict credit quality parameters and weighting objectives for each sector and industry.

     Industry Analysis. A group of credit analysts with specific industry expertise conduct further evaluation to determine capacity and inventory levels in each targeted industry. They also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry.

     Security Selection. The portfolio management team and analysts employ a strategic methodology to identify specific securities and determine their relative value in the portfolio. At the company level, their research includes research projections for sales and earnings growth, cash flow and profitability statements, liquidity levels and a company's leverage versus industry norms. They also analyze company management and business strategies and project "worst-case" scenarios for each debt issue under consideration.

     Monitoring and Review. The Fund's portfolio management team applies a strict sell discipline, which is as important as purchase criteria in determining performance. They routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, and also consider changes in equity valuations and market perceptions before selling securities.


                                  INVESTMENT RESTRICTIONS

     The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the 1940 Act. If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.       Diversification

     The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

     To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

2.       Concentration

     The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

     The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


3.       Issuing Senior Securities

     Except as permitted under the 1940 Act, the Fund may not issue senior securities.


4.       Borrowing

     The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

     The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund intends to limit its borrowing through reverse repurchase agreements to up to 20% of its total assets. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.       Underwriting

     The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.       Real Estate

     The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.       Commodities

     The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

     The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

     To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

     All other investment policies of the Fund in the prospectus under the heading "Investment Objective and Principal Investment Strategies" and in this statement of additional information under the heading "Investment Objective and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

     Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.



                                  MANAGEMENT OF THE FUND

Trustees of the Fund

     The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years.

     The Trustees are not required to contribute to the capital of the Fund or to hold shares in the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Trustees").

     The Fund has an Executive  Committee which consists of Michael S. Scofield,
K. Dun Gifford and Russell A. Salton III, M.D., each of whom is a Disinterested Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board of Trustees meetings and acts on routine matters between scheduled Board of Trustees. The Executive Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as they deem appropriate, including the Advisor. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board of Trustees meeting.

     The Fund has an Audit Committee which consists of K. Dun Gifford (Chairperson), Charles A. Austin III, Gerald M. McDonnell, William W. Petit and Russell A. Salton III, M.D. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate.

     The Fund has a Performance Committee which consists of Richard J. Shima (Chairperson), Leroy Keith, Jr., Richard K. Wagoner and David M. Richardson. The Performance Committee reviews all activities involving investment-related issues and activities of the Advisor to the Fund, reviews the performance of the other service providers to the Fund, and assesses the performance of the Fund.

     Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.




Disinterested Trustees:

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------


                                                                                                   Number of           Other
        Name and                                                                                   Portfolios      Trusteeships
                            Position      Beginning                                               Overseen in      held outside
      Date of Birth           with      Year of Term     Principal Occupations for Last Five       Evergreen       of Evergreen
                              Fund       of Office*                     Years                    Funds complex     Funds complex
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Charles A. Austin III        Trustee        2002       Investment Counselor, Anchor Capital           106              None
                                                       Advisors, Inc. (investment advice);
                                                       Former Director, Executive Vice
                                                       President and Treasurer, State Street
                                                       Research & Management Company
                                                       (investment advice); Director, The
                                                       Andover Companies (insurance); Trustee,
                                                       Arthritis Foundation of New England;
DOB: 10/23/34                                          Director, The Francis Ouimet Society;
                                                       Former Investment Counselor, Appleton
                                                       Partners, Inc. (investment advice);
                                                       Former Director, Health Development
                                                       Corp. (fitness-wellness centers);
                                                       Former Director, Mentor Income Fund,
                                                       Inc.; Former Trustee, Mentor Funds and
                                                       Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
K. Dun Gifford               Trustee        2002       Chairman and President, Oldways                106              None
                                                       Preservation and Exchange Trust
                                                       (education); Trustee, Treasurer and
                                                       Chairman of the Finance Committee,
                                                       Cambridge College; Former Managing
                                                       Partner, Roscommon Capital Corp.;
                                                       Former Chairman of the Board, Director,
DOB: 10/23/38                                          and Executive Vice President, The
                                                       London Harness Company (leather goods
                                                       purveyor); Former Chairman, Gifford,
                                                       Drescher & Associates (environmental
                                                       consulting); Former Director, Mentor
                                                       Income Fund, Inc.; Former Trustee,
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Partner, Stonington Partners, Inc.
                                                       (private investment firm); Trustee of
                                                       Phoenix Series Fund, Phoenix
                                                       Multi-Portfolio Fund, and The Phoenix
                                                       Big Edge Series Fund; Former Chairman                     Trustee, Phoenix
                                                       of the Board and Chief Executive                          Series Fund,
                                                       Officer, Carson Products Company                          Phoenix
Leroy Keith, Jr.             Trustee        2002       (manufacturing); Former Director of            106        Multi-Portfolio
DOB: 2/14/39                                           Phoenix Total Return Fund and Equifax,                    Fund, and The
                                                       Inc. (worldwide information                               Phoenix Big Edge
                                                       management); Former President,                            Series Fund
                                                       Morehouse College; Former Director,
                                                       Mentor Income Fund, Inc.; Former
                                                       Trustee, Mentor Funds and Cash Resource
                                                       Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Sales Manager, SMI-STEEL - South
                                                       Carolina (steel producer); Former Sales
Gerald M. McDonnell                                    and Marketing Management, Nucor Steel
DOB: 7/14/39                 Trustee        2002       Company; Former Director, Mentor Income        106              None
                                                       Fund, Inc.; Former Trustee, Mentor
                                                       Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Partner and Vice President in the law
                                                       firm of Kellam & Pettit, P.A.; Former
William Walt Pettit          Trustee        2002       Director, Mentor Income Fund, Inc.;            106              None
DOB: 8/26/55                                           Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       President, Richardson, Runden & Company
                                                       (new business development/consulting
                                                       company); Managing Director, Kennedy
                                                       Information, Inc. (executive
                                                       recruitment information and research
                                                       company); Trustee, 411 Technologies,
                                                       LLP (communications); Director, J&M
                                                       Cumming Paper Co. (paper
David M. Richardson                                    merchandising); Columnist, Commerce and
DOB: 9/19/41                 Trustee        2002       Industry Association of New Jersey;            106              None
                                                       Former Vice Chairman, DHR
                                                       International, Inc. (executive
                                                       recruitment); Former Senior Vice
                                                       President, Boyden International Inc.
                                                       (executive recruitment); Former
                                                       Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Medical Director, Healthcare Resource
                                                       Associates, Inc.; Former Medical
                                                       Director, U.S. Health Care/Aetna Health
Russell A. Salton, III MD                              Services; Former Consultant, Managed
DOB: 6/2/47                  Trustee        2002       Health Care; Former President, Primary         106              None
                                                       Physician Care; Former Director, Mentor
                                                       Income Fund, Inc.; Former Trustee,
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Attorney, Law Offices of Michael S.
Michael S. Scofield                                    Scofield; Former Director, Mentor
DOB: 2/20/43                 Trustee        2002       Income Fund, Inc.; Former Trustee,             106              None
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Richard J. Shima             Trustee        2002       Independent Consultant; Director, Trust        106              None
                                                       Company of CT; Trustee, Saint Joseph
                                                       College (CT); Director of Hartford
                                                       Hospital, Old State House Association;
                                                       Trustee, Greater Hartford YMCA; Former
                                                       Chairman, Environmental Warranty, Inc.
                                                       (insurance agency); Former Executive
                                                       Consultant, Drake Beam Morin, Inc.
                                                       (executive outplacement); Former
DOB: 8/11/39                                           Director of Enhance Financial Services,
                                                       Inc.; Former Director of CTG Resources,
                                                       Inc. (natural gas); Former Director
                                                       Middlesex Mutual Assurance Company;
                                                       Former Chairman, Board of Trustees,
                                                       Hartford Graduate Center; Former
                                                       Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

Interested Trustee:

------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------
Richard K. Wagoner,         Trustee        2002     Current Member and Former President, North        106              None
                                                    Carolina Securities Traders Association;
                                                    Member, Financial Analysts Society; Former
                                                    Chief Investment Officer, Executive Vice
                                                    President and Head of Capital Management
CFA**                                               Group, First Union National Bank; Former
DOB: 12/12/37                                       Consultant to the Boards of Trustees of
                                                    the Evergreen Funds; Former Member, New
                                                    York Stock Exchange; Former Trustee,
                                                    Mentor Funds and Cash Resource Trust.
------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the Advisor.


Trustee Ownership of Evergreen Funds Shares

Set forth below is the dollar range of the Trustees' investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2002.



------------------------------ -------------------- ------------------------
                                                    Aggregate Dollar Range
Trustees                         Dollar Range of     of Investment in Fund
                               Investment in Fund           Complex
------------------------------ -------------------- ------------------------
============================== ==================== ========================
Charles A. Austin, III*                $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
K. Dun Gifford*                        $0           $0**
============================== ==================== ========================
============================== ==================== ========================
Leroy Keith, Jr.                       $0           $0
============================== ==================== ========================
============================== ==================== ========================
Gerald M. McDonnell*                   $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
William Walt Pettit*                   $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
David M. Richardson                    $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
Russell A. Salton, III*                $0           $0
============================== ==================== ========================
============================== ==================== ========================
Michael S. Scofield*                   $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Richard J. Shima                       $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Richard K. Wagoner                     $0           Over $100,000
============================== ==================== ========================


* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans. ** In January 2003, Mr. Gifford made an investment of $10,001-$50,000 in the Evergreen Funds complex.



Officers of the Fund

         Set forth below are the officers of the Fund.

-------------------------------- ------------------------ -------------------------------------------------------------

                                   Position with Fund               Principal Occupation for Last Five Years
         Name, Address
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

                                 President                President and Chief Executive Officer, Evergreen Investment
William M. Ennis                                          Company and Chief Operating Officer, Capital Management
301 S. Tryon, 12th Floor                                  Group, Wachovia Bank, N.A.
Charlotte, NC 28288
DOB: 6/26/60

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street                                       and Treasurer, Vestaur Securities, Inc.; former Senior
Boston, MA 02116                                          Manager, KPMG LLP.
DOB: 12/25/63
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

                                                          Senior Vice President and General Counsel, Evergreen
Michael H. Koonce                Secretary                Investment Services, Inc.; Senior Vice President and
200 Berkeley Street                                       Assistant General Counsel, Wachovia Corporation; former
Boston, MA 02116                                          Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
DOB: 4/20/60                                              Counsel, Colonial Management Associates, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------


Trustees Compensation

Listed below is the Trustee compensation estimated to be paid by the Fund individually for the period beginning February 28, 2003 and ending on December 31, 2003 and by the Fund and the nine trusts and one other limited liability company in the Evergreen fund complex for the twelve months ended December 31, 2002. As of December 31, 2002, the Fund was not operational and did not pay compensation to the Trustees. The Trustees do not receive pension or retirement benefits from the Fund.


=========================================================================================
           Trustee               Aggregate Compensation     Total Compensation from the
                                        from Fund            Evergreen Fund Complex *



-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Charles A. Austin, III                   $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
K. Dun Gifford                           $5,000                      $143,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Leroy Keith, Jr.                         $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Gerald M. McDonnell                      $5,000                      $134,727
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William Walt Pettit                      $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
David M. Richardson                      $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Russell A. Salton, III                   $5,000                      $144,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Michael S. Scofield                      $5,000                      $160,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard J. Shima                         $5,000                      $125,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard K. Wagoner                       $5,000                      $125,000
=========================================================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2002. The amounts listed below will be payable in later years to the respective Trustees:

Austin                $93,750
Pettit               $125,000
Scofield             $125,000


     Election of Trustees is non-cumulative. Accordingly, holders of a majority of the outstanding common shares may elect all of the trustees who may be elected by such holders.


Limitation of Trustees' Liability

     The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

     In addition, the Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

     In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in
Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

     The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Agreement and Declaration of Trust and applicable law.



         THE ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

Advisor

     Evergreen Investment Management Company, LLC (previously defined as the "Advisor"), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment adviser to the Fund. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation. As of December 31, 2002, the Advisor had more than $229 billion in assets under management, including over $113 billion in assets for 115 of the Evergreen Funds. The Advisor has a 70-year history of money management and is the 11th largest mutual fund company in the United States. The Advisor employs over 350 investment professionals and has more than 4 million individual and institutional clients. As of December 31, 2002, it managed $91.1 billion in fixed income assets.

     The Advisor is a Delaware limited liability company. The Advisor is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and Trustees is 200 Berkeley Street, Boston, Massachusetts 02116-5034. Subject to the authority of the Board of Trustees, the Advisor is responsible for overall management of the Fund's business affairs.


     Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio management professionals from the Advisor's High Yield Bond team, and with specialized industry analysts responsible for various sectors. The team has more than 120 years of combined experience and is led by Prescott Crocker, CFA, who has more than 25 years of fixed income investment experience. Mr. Crocker has been a managing director and senior portfolio manager since 1997. Prior to joining the Advisor, Mr. Crocker was President and Chief Investment Officer at Boston Security Counsellors, a subsidiary of Advest, Co., Inc. Prior to Boston Security Counsellors, he was Managing Director and Portfolio Manager at Northstar Investment Management. He received his B.A. from Harvard College and his M.B.A. from Harvard Business School.



         Other members of the High Yield Bond team include:

     Richard M. Cryan--director and senior portfolio manager with over 20 years experience, responsible for managing all institutional accounts.

     Dana Erikson, CFA--managing director and head of High Yield Research, with responsibility for the aerospace, forest products, manufacturing and metals and mining industries.

     Peter J. DeCaprio--director and senior analyst responsible for the cable, satellite, technology, telecom and financial sectors.

     Edgardo   Sternberg--director   and  international  fixed  income  analyst,
covering developed and emerging markets.

     Alicia K. Heslop-- director and senior analyst responsible for the food, gaming, restaurant, retail and supermarket industries.

     Robert  A.  Rifkin,   CFA--director   and  analyst   responsible   for  the
broadcasting, diversified media, consumer products, healthcare and lodging and leisure industries.

     Mark A. Shipley--director and analyst responsible for the auto, chemical, energy, manufacturing and utility industries.

     Katie H. Lackey--associate analyst responsible for the homebuilding and building products sector.

         John G. McManus, CFA--director and trader.

Investment Management Contract

     The Board of Trustees, including a majority of the Disinterested Trustees, has the responsibility under the 1940 Act to approve the Fund's management contract for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund's Board of Trustees, including the Disinterested Trustees, approved the management contract for an initial two-year term on December 13, 2002. In approving the management contract, the Trustees reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor to the Fund, (3) the costs of providing services to the Fund, and (4) the anticipated profitability of the Fund to the Advisor. The management contract was also approved by the Advisor, the sole shareholder of the Fund.

     The management contract will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the management contract and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The management contract may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding voting securities of the Fund or by the Advisor by either party to the other. The management contract will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     Under the management contract, and subject to the supervision of the Fund's Board of Trustees, the Advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services.

     Pursuant to the management contract, the Adviser may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all of the services to be provided by the Advisor under the management contract, provided such agreement is approved as required by law.

     The management contract further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.

     The management contract provides that the Fund shall pay to the Adviser a fee for its services which is equal to the annual rate of 0.60% of the Fund's average weekly Total Assets. The advisory fee will be payable monthly.

Administrator

     Evergreen  Investment  Services,  Inc.  ("EIS"),  serves as  administrator, subject to the  supervision  and control of the Fund's  Board of  Trustees.  EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of 0.05% of its average daily total assets.

Transfer Agent

     EquiServe Trust Company, N.A. ("EquiServe") has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, EquiServe provides certain transfer agency services to the Fund. The transfer agency and service agreement may be terminated by the Fund or EquiServe (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

Code of Ethics

     The Fund and the Advisor have each adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes of the Advisor and of the Fund are on public file with, and available from, the Commission.

     The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Potential Conflicts of Interest

     The Fund is managed by the Advisor, which also serves as investment adviser to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by the Advisor seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.



                                                   PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisor pursuant to authority contained in the Fund's management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The Advisor seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     The Advisor may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisor. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the Advisor determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Advisor are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The Advisor believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to the Advisor in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisor, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisor in carrying out its obligations to the Fund. The receipt of such research has not reduced the Advisor's normal independent research activities; however, it enables the Advisor to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies managed by the Advisor. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

     The Board of Trustees will periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.


                          REPURCHASE OF COMMON SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in high yield securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

     At any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.



                             U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax. In addition, in such cases, any distributions out of earnings (including net capital gain) would be taxed as ordinary income and it may be difficult for the Fund to requalify under Subchapter M.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to entirely avoid this tax.

     Commencing within approximately 90 days from the date of this statement of additional information, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

     Unless a shareholder is ineligible to participate or elects otherwise, cash distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, such distributions generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming there are sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

     Any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund may not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

     The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     If the Fund utilizes leverage through borrowing, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the Fund's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

     Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     The Fund may invest in REITs that hold residual interests in REMICs. Under Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. In addition, such regulations provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interest in REMICs.

     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

     The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the corporate dividends-received deduction (if any) and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends qualifying for the corporate dividends-received deduction (if any), income not qualifying for the dividends-received deduction and net capital gains in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.

     Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 30% for 2003 on reportable payments, including dividends and capital gain distributions paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

     The Bush Administration has announced a proposal to eliminate the tax on the receipt of certain dividends. However, many of the details of the proposal have not been specified. Moreover, this proposal may be changed or may not be adopted by Congress. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a U.S. withholding tax on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.


             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

Performance-Related Information

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar closed-end funds as categorized by Lipper, Inc. (Lipper), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

     From time to time, the Fund and/or the Advisor may report to shareholders or to the public in advertisements concerning the Advisor's performance as an advisor to Evergreen mutual funds and clients other than the Fund, or on the comparative performance or standing of the Advisor in relation to other money managers. The Advisor may also provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or for other Evergreen mutual funds or accounts managed by the Advisor may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Adviser, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. The Advisor may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

     Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

The Advisor

     From time to time, the Advisor or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisor including, without limitation, information regarding the Advisor's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisor's overall investment management performance contained in third-party reports or publications.

     Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Evergreen.

     The Advisor may present an investment allocation model demonstrating the Fund's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade securities. The model allocations are representative of the Fund's investment strategy, the Advisor's analysis of the market for high yield securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the Fund's portfolio.

Comparative Information

     From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may refer to the spread in corporate bond yield and government bond yield, or the yield of other types of investments. For purposes of advertisements or related materials, yields and returns may be measured by various indices such as the Lehman Municipal Bond Index, the Merrill Lynch Global Bond Index, the Merrill Lynch Government Master Index, the Merrill Lynch Mortgage Master Index or other such indices. Advertisements and related materials may also note the Advisor's belief that yields on short-term, intermediate- and long-term bonds offer attractive current yields and set forth yields on other investments, including without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.

     The Fund's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio securities. Returns for investment companies that invest primarily in bonds may be compared with the returns of investment companies that invest primarily in equities. Such material may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments. The Fund's advertising materials may also include comparative graphics, for example:

     Set forth below are the spreads, over the period from January 1990 to November 2002, of the yields on high yield bonds in the JP Morgan High Yield Index over the yields on ten-year Treasury Notes.


     HIGH YIELD'S SPREADS* (plot points for 670-basis point spread between (1) high yield securities and (2) U.S. Treasury securities)









HY Spreads: JP Morgan Global High Yield Index vs 10 year Treasury
Jan-90                  774 bp      Sep-93        451 bp    May-97        316 bp    Jan-01        831 bp
Feb-90                  837 bp      Oct-93        432 bp    Jun-97        313 bp    Feb-01        823 bp
Mar-90                  794 bp      Nov-93        404 bp    Jul-97        307 bp    Mar-01        857 bp
Apr-90                  773 bp      Dec-93        402 bp    Aug-97        317 bp    Apr-01        812 bp
May-90                  793 bp      Jan-94        370 bp    Sep-97        313 bp    May-01        774 bp
Jun-90                  736 bp      Feb-94        344 bp    Oct-97        361 bp    Jun-01        804 bp
Jul-90                  718 bp      Mar-94        373 bp    Nov-97        343 bp    Jul-01        832 bp
Aug-90                  798 bp      Apr-94        379 bp    Dec-97        354 bp    Aug-01        829 bp
Sep-90                  970 bp      May-94        384 bp    Jan-98        345 bp    Sep-01        1014 bp
Oct-90                  1060 bp     Jun-94        381 bp    Feb-98        334 bp    Oct-01        991 bp
Nov-90                  1058 bp     Jul-94        409 bp    Mar-98        331 bp    Nov-01        879 bp
Dec-90                  1096 bp     Aug-94        405 bp    Apr-98        349 bp    Dec-01        861 bp
Jan-91                  1058 bp     Sep-94        388 bp    May-98        366 bp    Jan-02        820 bp
Feb-91                  909 bp      Oct-94        390 bp    Jun-98        393 bp    Feb-02        838 bp
Mar-91                  802 bp      Nov-94        400 bp    Jul-98        390 bp    Mar-02        736 bp
Apr-91                  772 bp      Dec-94        407 bp    Aug-98        590 bp    Apr-02        715 bp
May-91                  784 bp      Jan-95        446 bp    Sep-98        666 bp    May-02        734 bp
Jun-91                  743 bp      Feb-95        438 bp    Oct-98        716 bp    Jun-02        839 bp
Jul-91                  723 bp      Mar-95        436 bp    Nov-98        611 bp    Jul-02        964 bp
Aug-91                  746 bp      Apr-95        422 bp    Dec-98        631 bp    Aug-02        973 bp
Sep-91                  754 bp      May-95        451 bp    Jan-99        616 bp    Sep-02        1070 bp
Oct-91                  724 bp      Jun-95        464 bp    Feb-99        580 bp    Oct-02        1126 bp
Nov-91                  686 bp      Jul-95        428 bp    Mar-99        579 bp    Nov-02        941 bp
Dec-91                  729 bp      Aug-95        450 bp    Apr-99        525 bp
Jan-92                  589 bp      Sep-95        444 bp    May-99        535 bp
Feb-92                  538 bp      Oct-95        448 bp    Jun-99        540 bp
Mar-92                  490 bp      Nov-95        473 bp    Jul-99        552 bp
Apr-92                  500 bp      Dec-95        471 bp    Aug-99        569 bp
May-92                  499 bp      Jan-96        460 bp    Sep-99        602 bp
Jun-92                  521 bp      Feb-96        411 bp    Oct-99        607 bp
Jul-92                  544 bp      Mar-96        408 bp    Nov-99        564 bp
Aug-92                  555 bp      Apr-96        381 bp    Dec-99        539 bp
Sep-92                  563 bp      May-96        365 bp    Jan-00        539 bp
Oct-92                  583 bp      Jun-96        387 bp    Feb-00        562 bp
Nov-92                  532 bp      Jul-96        373 bp    Mar-00        638 bp
Dec-92                  548 bp      Aug-96        361 bp    Apr-00        630 bp
Jan-93                  484 bp      Sep-96        350 bp    May-00        678 bp
Feb-93                  470 bp      Oct-96        388 bp    Jun-00        685 bp
Mar-93                  432 bp      Nov-96        388 bp    Jul-00        685 bp
Apr-93                  436 bp      Dec-96        339 bp    Aug-00        697 bp
May-93                  404 bp      Jan-97        334 bp    Sep-00        740 bp
Jun-93                  408 bp      Feb-97        304 bp    Oct-00        812 bp
Jul-93                  398 bp      Mar-97        326 bp    Nov-00        924 bp
Aug-93                  432 bp      Apr-97        341 bp    Dec-00        941 bp




     *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Source: J.P. Morgan. Spreads shown based on average yield to worst call. JP Morgan Global High Yield Index (the "J.P. Morgan Index") versus 10-year US Treasury. It is not possible to invest directly in an index. All data through November 30, 2002. The lines in the chart show the historical difference (or spread) between the market capitalization weighted average of the yields of the below investment grade rated-bonds represented in the J.P. Morgan Index as compared to yields of 10-Year U.S. Treasury bonds for the period from January 1, 1990 through November 30, 2002. The J.P. Morgan Index is comprised of domestic issues, U.S. dollar denominated foreign issues and 144A securities rated BB and below by S&P with par amounts greater than $75 million. The yields reflect those of the bonds in the J.P. Morgan Index rated in the noted credit categories by S&P. The yields of the noted credit quality segments of the J.P. Morgan Index do not reflect the deduction of any management fees, account charges or other fees and expenses that will apply to the Fund. It is not possible to invest directly in the J.P. Morgan Index. Ten-year U.S. Treasury bonds offer a government guarantee as to timely payment of interest and repayment of principal on maturity. The bonds in the J.P. Morgan Index and those in which the Fund may invest are not similarly guaranteed by the U.S. Government or any governmental agency. In addition, a portion of the spreads between the noted segments of the J.P. Morgan Index and the 10-Year U.S. Treasury bonds is attributable to higher coupon rates paid on corporate bonds to account for additional risk associated with lower rated debt securities. The historical information provided in the chart does not predict how corporate debt obligation or 10-year U.S. Treasury bonds will perform in the future or how the Fund's investments would have performed under similar market conditions. The securities that the Fund will own will not match, and are not intended to be representative of, those of the noted credit quality segments of the J.P. Morgan Index. This table is not intended to predict the Fund's performance.


The Fund

     The Fund's  expected  listing of its common  shares on the  American  Stock
Exchange  is  expected  to  provide  liquidity,   convenience  and  daily  price
visibility through electronic services and in newspaper stock tables.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

Performance Calculations

Average Annual Total Return

     Described below are the total return calculations the Fund may use from time to time in advertisements.

     Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:



                                                 [OBJECT OMITTED]

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Yield

     Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

     If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

     If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

     The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

     The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

     If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

     The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

Non-Standardized Performance

     In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


                                                          EXPERTS

     The statement of assets and liabilities of the Fund as of January 15, 2003 appearing in this statement of additional information has been audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, provides accounting and auditing services to the Fund.



                                                   ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.




                          FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                                          EVERGREEN INCOME ADVANTAGE FUND
                                        Statement of Assets and Liabilities
                                                 January 15, 2003



ASSETS
         Cash                                                                                $    105,000
         Deferred offering costs                                                                  400,000
                                                                                             ---------------
                                                                                             ---------------
         Total Assets                                                                        $    505,000
                                                                                             ---------------
                                                                                             ---------------

LIABILITIES
         Payable for offering costs                                                               400,000
                                                                                             ---------------
                                                                                             ---------------

NET ASSETS                                                                                   $    105,000
                                                                                             ---------------
                                                                                             ---------------

Shares Outstanding                                                                           7,000
                                                                                             ---------------
                                                                                             ---------------
                                                                                             $
Net asset value                                                                              15.00
                                                                                             ---------------
                                                                                             ---------------
         ($105,000/7,000 shares outstanding)


The accompanying notes are an integral part of the financial statement.





                                          EVERGREEN INCOME ADVANTAGE FUND

                                        Statement of Assets and Liabilities

                                                 January 15, 2003

                                    (With Independent Auditors' Report Thereon)

                                          EVERGREEN INCOME ADVANTAGE FUND

                                   Notes to Statement of Assets and Liabilities

                                                 January 15, 2003



Note 1 - Organization

Evergreen Income Advantage Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified, management investment company.

     The Fund's investment objectives are to provide their shareholders with a high level of current income with capital appreciation as a secondary objective.

Note 2 - Significant Accounting Policies

     (A) Valuation of Cash: Cash is valued at cost, which approximates market value.

     (B) Organization Expenses and Offering Costs: Organization expenses relating to organizing the Fund have been incurred by Evergreen Investment Management Company LLC ("EIMC"). Offering costs are estimated to be approximately $400,000. EIMC has also agreed to pay offering costs (excluding sales charges) that exceed $0.03 per share. Offering costs up to $0.03 per share and sales charges will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid in capital. Based on an estimated expected offering of 20,000,000 shares, all of the offering costs will be borne by the Fund.

     (C) Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision will be required.

Note 3 - Investment Adviser and Other Affiliated Transactions

     EIMC serves as investment adviser to the Fund. As compensation for EIMC's services, the Fund will pay EIMC a management fee at an annual rate of 0.60% of the Fund's average daily total assets.

     Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund. As administrator, EIS provides the Fund certain administrative and accounting services and is paid an annual fee of 0.05% of the Fund's average daily total assets.

                                   EVERGREEN INCOME ADVANTAGE FUND

              Notes to Statement of Assets and Liabilities

                                                 January 15, 2003


Note 4 - Service Providers

The Fund has retained State Street Bank and Trust Company as custodian. EquiServe, Inc. will serve as the transfer agent and registrar of the Fund's shares.

Note 5 - Fund Shares

The Fund has authorized 100 million shares of no par value capital stock of which 7,000 shares were issued and outstanding at January 15, 2003.


                                           Independent Auditors' Report



The Board of Trustees and Shareholders
Evergreen Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Evergreen Income Advantage Fund ("the Fund"), as of January 15, 2003. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Evergreen Income Advantage Fund as of January 15, 2003, in conformity with accounting principles generally accepted in the United States of America.


                                                              /s/ KPMG LLP

Boston, Massachusetts
January 22, 2003





                             APPENDIX A - DESCRIPTION OF RATINGS

                             CORPORATE AND MUNICIPAL BOND RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.




                                       COMPARISON OF LONG-TERM BOND RATINGS

     ================== ================ =============== =================================================

     MOODY'S            S&P              FITCH           Credit Quality
     ================== ================ =============== =================================================
     ------------------ ---------------- --------------- -------------------------------------------------

     Aaa                AAA              AAA             Excellent Quality (lowest risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Aa                 AA               AA              Almost Excellent Quality (very low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     A                  A                A               Good Quality (low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Baa                BBB              BBB             Satisfactory Quality (some risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Ba                 BB               BB              Questionable Quality (definite risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     B                  B                B               Low Quality (high risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Caa/Ca/C           CCC/CC/C         CCC/CC/C        In or Near Default
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

                        D                DDD/DD/D        In Default
     ================== ================ =============== =================================================


                                                  CORPORATE BONDS

                                                 LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                                  MUNICIPAL BONDS

                                                 LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                               PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS - The following financial statements have been incorporated by reference into the Registration Statement as described on page 45 of the Statement of Additional Information:

(i) Statement of Assets and Liabilities as of January 15, 2003; and

(ii) Notes to Statement of Assets and Liabilities dated January 15, 2003.

                  Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.


(2)      EXHIBITS




All references are to the Registrant's Registration Statement on Form N-2 as filed with the Commission on December 18, 2002, Files Nos. 333-101968 and
811-21269.

---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(a)(1)                       Amended and Restated Certificate of Trust of
                             Evergreen Income Advantage Fund is incorporated by
                             reference to the Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(a)(2)                       Amended and Restated Agreement and Declaration of
                             Trust of Evergreen Income Advantage Fund is
                             incorporated by reference to the Registration
                             Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(b)                          By-laws are incorporated by reference to the Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(c)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(d)                          Form of Share Certificate is incorporated by
                             reference to Pre-Effective Amendment No. 2 to the
                             Registration Statement on Form N-2 as filed with
                             the Commission on February 25, 2003 ("Pre-Effective
                             Amendment No. 2").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(e)                          Terms and Conditions of Automatic Dividend Reinvestment Plan is
                             incorporated by reference to Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(f)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(g)                          Form of Investment Advisory and Management
                             Agreement between Registrant and Evergreen
                             Investment Management Company, LLC is incorporated
                             by reference to Pre-Effective Amendment No. 1 to
                             the Registration Statement on Form N-2 as filed
                             with the Commission on January 22, 2003
                             ("Pre-Effective Amendment No. 1").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(h)                          Form of Common Share Purchase Agreement is incorporated by reference to Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(i)                          Deferred Compensation Plan is incorporated by reference to
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(j)                          Form of Custodian Agreement by and between
                             Registrant and State Street Bank and Trust Company
                             is incorporated by reference to Pre-Effective
                             Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(k)(1)                       Form of Administrative Services Agreement between Registrant and
                             Evergreen Investment Services, Inc. is incorporated by reference to the Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(k)(2)                       Form of Transfer Agency and Service Agreement among Registrant,
                             EquiServe Trust Company, N.A. and EquiServe, Inc. is incorporated by reference to the Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(l)(1)                       Opinion and consent of Richards, Layton & Finger, P.A. is incorporated by reference to Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(l)(2)                       Opinion of Sullivan & Worcester LLP is incorporated by reference to
                             Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(m)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(n)                          Consent of KPMG LLP is filed herein.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(o)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(p)                          Initial Stock Purchase Agreement is incorporated by reference to
                             Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(q)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(r)(1)                       Code of Ethics for Evergreen Income Advantage Fund is incorporated by reference to Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(r)(2)                       Code of Ethics for Evergreen Investment Management
                             Company, LLC is incorporated by reference to
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------


ITEM 25.   MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION




         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement(1):

Registration fees                                                                                             $27,000
National Association of Securities Dealers, Inc. fee                                                          $30,500
American Stock Exchange listing fee                                                                           $25,500
Printing (other than stock certificates)                                                                     $116,397
Accounting fees and expenses                                                                                     $---
Legal fees and expenses                                                                                      $100,000
Underwriter expense reimbursement                                                                            $100,000
Marketing                                                                                                    $417,500
Engraving and Printing of Share Certificates                                                                     $500
Miscellaneous                                                                                                 $10,000
Total                                                                                                     $610,500(2)


(1) Estimated expenses based on a $300,000,000 offering.

(2) The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $0.03 per common share.

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of February 24, 2003)


TITLE OF CLASS                                NUMBER OF RECORD HOLDERS
--------------                                -------------
Common Shares                                       1


ITEM 29.  INDEMNIFICATION

         Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

         Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Amended and Restated Agreement and Declaration of Trust.

         Provisions for the indemnification of the Registrant's Advisor is contained in the Investment Advisory and Management Agreement.

         The Underwriting Agreement filed in response to Item 24 (2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

     Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's Administrator, is contained in the Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc.

     Provisions for the indemnification of EquiServe, Inc., the Registrant's transfer agent, are contained in the Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company, N.A. and EquiServe, Inc.



ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The Directors and principal executive officers of Wachovia Bank, N.A. are:

         G. Kennedy Thompson        Chairman, Wachovia Corporation and
                                       Wachovia Bank, N.A., Chief Executive
                                       Officer, President and Director, Wachovia
                                       Corporation and Wachovia Bank, N.A.

         Mark C. Treanor            Executive Vice President, Secretary &
                                       General Counsel, Wachovia Corporation;
                                       Secretary and Executive Vice President,
                                       Wachovia Bank, N.A.

         Robert T. Atwood           Executive Vice President and Chief Financial
                                            Officer, Wachovia Corporation; Chief
                                            Financial Officer and Executive Vice
                         President, Wachovia Bank, N.A.

     All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288.

         The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

     Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288.

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

     EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010.

ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

(1) The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)      Not Applicable.

(3)      Not Applicable.

(4)      Not Applicable.

(5)      Registrant hereby undertakes:

         (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts on the 26th day of February, 2003.

                                     EVERGREEN INCOME ADVANTAGE FUND

                                     By:  /s/ William M. Ennis
                                            William M. Ennis
                                           President
                                           (Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of February, 2003.





        /s/ Michael H. Koonce                  /s/ Carol A. Kosel
         -----------------------------               -----------------------------
         Michael H. Koonce                         Carol A. Kosel
         Secretary                                 Treasurer
                                                   (Principal Financial and Accounting Officer)

         /s/ Charles A. Austin, III            /s/ K. Dun Gifford                /s/ William Walt Pettit
         ------------------------------     ------------------------          -----------------------------------
         Charles A. Austin III*                K. Dun Gifford*                   William Walt Pettit*
         Trustee                               Trustee                           Trustee

         /s/ Gerald M. McDonnell            /s/ Thomas L. McVerry             /s/ Russell A. Salton, III MD
         -------------------------------       ---------------------------      -------------------------------------
         Gerald M. McDonnell*                Thomas L. McVerry*               Russell A. Salton, III MD*
         Trustee                                       Trustee                            Trustee

         /s/ Michael S. Scofield             /s/ David M. Richardson         /s/ Richard K. Wagoner
         ------------------------------     --------------------------------  -------------------------------
         Michael S. Scofield*               David M. Richardson*             Richard K. Wagoner*
         Chairman of the Board              Trustee                            Trustee
         and Trustee

          /s/ Leroy Keith, Jr.              /s/ Richard J. Shima
         ------------------------------     ------------------------------
         Leroy Keith, Jr.*          Richard J. Shima*
         Trustee                            Trustee



         *By: /s/ Maureen E. Towle
                  ------------------------------
                  Maureen E. Towle
                  Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                                                             EXHIBIT INDEX

---------------------------- -----------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- -----------------------------------------------
---------------------------- -----------------------------------------------
(n)                          Consent of KPMG LLP.-----------------------------